FIRST AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     BETWEEN
                              TASKER CAPITAL CORP.
                                       AND
                                   JAMES BURNS

The Executive Employment Agreement ("Agreement") made and entered into as of January 1, 2005, by and between TASKER CAPITAL CORP. 100 Mill Plain Road, Danbury, CT 06811, a Nevada Corporation ("TASKER") and JAMES BURNS ("Executive") is hereby amended ("the first amendment") as follows:

                                    RECITALS

      WHEREAS, TASKER wishes to amend Executive's Agreement with respect to Bonus compensation, and

      WHEREAS,   this  amendment   shall  supercede  and  govern  the  Executive
Employment Agreement of January 1, 2005 with respect to Bonus Compensation,

      NOW, THEREFORE, TASKER and Executive hereto covenant and agree as follows:

      1.   RECITALS.   The  above  recitals  are  true  and  correct  and  fully
incorporated herein and form an integral part of this amendment.

      2. BONUS PAYMENT COMPENSATION. Section 5.B of the Agreement is hereby amended to read, "Given that the Executive is key to TASKER's continued financial success and growth of its business TASKER desires to motivate and reward Executive through a bonus arrangement. Executive shall enjoy and receive an annual bonus determined by two percent (2.0 %) of operating earnings as defined in paragraph 12G on operating earnings from $0 to $50,000,000.00 plus one and three-quarter percent (1.75%) on operating earnings from $50,000,001.00 to $100,000,000.00 plus one and one-half percent (1.50%) on operating earnings from $100,000,001.00 to $150,000,000.00 plus one and one-quarter percent (1.25%)
on operating earnings from $150,000,001.00 to $300,000,000.00 plus one percent (1.0%) on operating earnings over $300,000,000.00. The Board of Directors of TASKER, in its absolute and sole discretion, may grant a discretionary bonus, in addition to the incentive bonus (as described above) for services it considers above and beyond the scope of Executive's responsibilities. A discretionary bonus may be paid in cash and or stock options, at the sole discretion of the Board of Directors.

      3. NOTICES. Section 15 (B) is amended to read: If to TASKER, then to:


                           Tasker Capital Corp.
                           39 Old Ridgebury Road-Suite 14
                           Danbury, CT 06810-5116

      4. ENTIRE UNDERSTANDING; AMENDMENT. This amendment supercedes the Agreement as it relates to sections 5.B and 15 (B) of the Agreement and contains the entire understanding between the parties relating to the employment of the Executive with respect to Base Compensation by TASKER. It may not change orally but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      5. EFFECTIVE PERIOD. The bonus Payment Compensation depicted herein shall be effective from the period beginning January 1, 2005 through December 31, 2007.



      IN WITNESS WHEREOF, TASKER has caused this Amendment to be executed by its duly authorized officer, and Executive has hereunto subscribed his name, all as of May 16, 2005.


In the presence of:                  EXECUTIVE


------------------------             ----------------------------------
Name:
                                     TASKER CAPITAL CORP.
------------------------
Name:                                ----------------------------------
                                     Name:  Robert P. Appleby
                                     Title: President & Chief Executive Officer